July 21, 2023

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at NIMNA. The team members primarily responsible for managing the fund are Karen Behr and John R. Porter III. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA. Mr. Porter has been a primary portfolio manager of the fund since October 2021 and is Chief Investment Officer and Head of Equity at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at NIMNA. The team members primarily responsible for managing the fund are Karen Behr and John R. Porter III. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and Mr. Porter has been a primary portfolio manager of the fund since October 2021. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008. Mr. Porter is Chief Investment Officer and Head of Equity at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since August 2016.

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